                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 6, 2003


                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)


          LOUISIANA                        0-23383                      72-1395273
(State or other jurisdiction      (Commission File Number)           (I.R.S. Employer
      of incorporation)                                             Identification No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits

(c)      Exhibits

         The following exhibit is furnished as part of this report:

         99.1     Press Release dated November 6, 2003

ITEM 12. Results of Operations and Financial Condition.

         On November 6, 2003, OMNI Energy Services Corp. issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of the earnings release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                OMNI ENERGY SERVICES CORP.
Dated:  November 6, 2003

                                                By:     /s/ G. DARCY KLUG
                                                    ----------------------------
                                                           G. Darcy Klug
                                                       Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT
NUMBER                               DESCRIPTION
-------        ----------------------------------------------------------------

99.1           Press Release dated November 6, 2003